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                                  EXHIBIT (16)

                           Executed Powers of Attorney



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                                POWER OF ATTORNEY


     The undersigned, being an Officer of The HighMark Group (the "Fund"), does hereby constitute and appoint Stephen G. Mintos, Cynthia L. Lindsey, Martin E. Lybecker and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of the Fund pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Signature                           Title                               Date
---------                           -----                               ----
/s/ Michael S. Sakala               Assistant Treasurer                 November 7, 1996
---------------------
Michael Sakala




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                                POWER OF ATTORNEY


     The undersigned, each being a Trustee and, in certain cases, an Officer of The HighMark Group (the "Fund"), does hereby constitute and appoint Stephen G. Mintos, Cynthia L. Lindsey, Martin E. Lybecker and John M. Loder, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statement or statement of the Fund pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Fund any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Signature                        Title                               Date
---------                        -----                               ----
/s/ Stephen G. Mintos            Chairman of the                     November 22, 1994
--------------------------       Board, Trustee and
Stephen G. Mintos

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
/s/ Cynthia L. Lindsey                President                 November 22, 1994
----------------------                Vice President and
Cynthia L. Lindsey                    and Treasurer


/s/ Kenneth B. Quintenz               Trustee                   November 22, 1994
-----------------------
Kenneth B. Quintenz

/s/ Thomas L. Braje                   Trustee                   November 22, 1994
-------------------
Thomas L. Braje


/s/ David A. Goldfarb                 Trustee                   November 22, 1994
---------------------
David A. Goldfarb


/s/ Joseph C. Jaeger                  Trustee                   November 22, 1994
--------------------
Joseph C. Jaeger


/s/ Frederick J. Long                 Trustee                   November 22, 1994
---------------------
Frederick J. Long

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